                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 16, 2005
                               (SEPTEMBER 1, 2005)

                              ---------------------

                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-30045              38-3518829
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

2711 E. JEFFERSON AVE.
DETROIT, MICHIGAN 48207                                   (313)-567-4348
 (Address of principal                           (Registrant's telephone number,
  executive offices)                                  including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

.........Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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On September 7, 2005, Catuity, Inc. ("Catuity") filed a Current Report on Form
8-K to report the completion of its acquisition of Loyalty Magic Pty. Ltd. On November 14, 2005 Catuity filed an amendment to the September 7, 2005 Current Report on Form 8-K to include required financial information. This Amendment is filed to provide additional financial information regarding the acquisition.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

         The following financial statements are filed as a part of this Amendment as Exhibit 13.3.

         Audited Financial Statements of Loyalty Magic Pty. Ltd. for the twelve month period ended June 30, 2005.

                  Balance Sheets
                  Statements of Operations
                  Notes to Consolidated Financial Statements
                  Statement of Cash Flows

      (b) Pro Forma Financial Information.

      The following pro forma financial information is filed as a part of this
      Amendment:

          Pro Forma Unaudited Consolidated Balance Sheet as of June 30, 2005.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT JUNE 30, 2005

The following unaudited pro forma consolidated Balance Sheet has been derived from historical financial statements of Catuity, Inc, ("Catuity") and Loyalty Magic Pty. Ltd. ("Loyalty Magic"), adjusted to give pro forma effect to the acquisition of Loyalty Magic by Catuity (the "Transaction") at June 30, 2005. Catuity completed its acquisition of Loyalty Magic on September 1, 2005, has previously filed a Current Report on Form 8-K concerning such transaction on September 7, 2005, and filed an amended Current Report on Form 8-K/A on November 14, 2005.

The unaudited pro forma consolidated Balance Sheet as of June 30, 2005 is presented for informational purposes only and does not purport to represent what our results would actually have been had the Transaction occurred at such time or to project our results of operations for any future period or date.

The pro forma adjustments are based upon available information and various assumptions that we believe are reasonable. The pro forma adjustments and certain assumptions are described in the accompanying notes. The acquisition of Loyalty Magic has been accounted for using the purchase method of accounting. Allocations of the purchase prices have been determined based upon information presently available and are subject to change. The final allocations of the purchase price and the amounts included in the unaudited pro forma financial statement could differ significantly.

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
                                              LOYALTY
      CATUITY AND LOYALTY MAGIC                MAGIC          CATUITY                                    COMBINED
       PRO FORMA BALANCE SHEET                IN USD          IN USD       PRO-FORMA                      IN USD
           JUNE 30, 2005                      6/30/05         6/30/05         ADJ.           NOTES        6/30/05
------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
      Cash and cash equivalents                 33,106       1,003,717      3,492,006          1         4,528,829
      Accounts Receivable less allowance       651,631          14,251                                     665,882
      Restricted Cash                                0         110,615                                     110,615
      Investments                                    3               0                                           3
      Prepaid expenses and other                 5,800          64,954                                      70,754
TOTAL CURRENT ASSETS                           690,540       1,193,537      3,492,006                    5,376,083

NON-CURRENT ASSETS
      Property and equipment, net              111,503         121,131                                     232,634
      Capital Leasing, net                      56,812               0                                      56,812
      Other assets                               1,351         274,864                                     276,215
      Web Development                           53,353               0        (53,353)         2                 0
      New Platform                             159,389               0       (159,389)         3                 0
      Goodwill                                       0               0      2,705,338          4         2,705,338
      Other Intangibles, Net                                                1,752,890          5         1,752,890
TOTAL NON-CURRENT ASSETS                       382,409         395,995      4,245,486                    5,023,890

TOTAL ASSETS                                 1,072,949       1,589,532      7,737,492                   10,399,973

CURRENT LIABILITIES
      Accounts Payable                         128,502         212,254                                     340,756
      Accrued compensation                     113,005         103,921                                     216,926
      Other accrued expenses                   116,267         126,638                                     242,905
      Trust liability                                0          86,782                                      86,782
TOTAL CURRENT LIABILITIES                      357,774         529,595              0                      887,369

NON-CURRENT LIABILITIES
      Capital Leasing Liability                 51,677               0                                      51,677
TOTAL NON-CURRENT LIABILITIES                   51,677               0              0                       51,677

TOTAL LIABILITIES                              409,451         529,595              0                      939,046

EQUITY & RESERVES
      Common Stock                           2,056,965             778     (2,055,660)         6             2,083
      Additional Paid in Capital                     0      36,707,811      8,956,428          7        45,664,239
      Shareholder Loans                              0        (185,155)                                   (185,155)
      Foreign Currency Translation                   0          68,709                                      68,709
      Retained Earnings                     (1,393,467)    (35,532,206)       836,724                  (36,088,949)
      Current Years Earnings                         0                                                           0
OWNERS EQUITY                                  663,498       1,059,937      7,737,492                    9,460,927
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & OWNERS EQUITY            1,072,949       1,589,532      7,737,492                   10,399,973
------------------------------------------------------------------------------------------------------------------

Notes:

1. The adjustment to cash to reflect the additional cash remaining due to the capital raises after the purchase of Loyalty Magic.

2.    The elimination of the Loyalty Magic intangible item Web development.

3.    The elimination of the Loyalty Magic intangible item New platform

4.    The amount of goodwill resulting from the Loyalty Magic acquisition.

5. The net amount of identifiable intangibles resulting from the Loyalty Magic acquisition.

6. The elimination of the Loyalty Magic common stock and the addition of the Catuity common stock issued in the acquisition and associated capital raise.

7. The additional paid in capital resulting from the Loyalty Magic acquisition and associated capital raise.

      (d)   Exhibits

            13.3 Audited Financial Statements of Loyalty Magic Pty. Ltd. for the twelve month period ending June 30, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CATUITY INC.
                                                (Registrant)

                                    By   /s/ John H. Lowry
                                        ---------------------------------
                                            John H. Lowry
                                            Senior Vice President,
                                            Chief Financial Officer & Secretary

Date:  December 16, 2005

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                            DESCRIPTION
--------------      ------------------------------------------------------------
    13.3            Audited Financial Statements of Loyalty Magic Pty. Ltd. for
                    the twelve month period ending June 30, 2005